Leases	12 Months Ended
Dec. 31, 2020
leases [Abstract]
Leases

16.	LEASES

Right-of-use assets
The Company classifies right-of-use ("ROU") assets as an asset either explicitly specified in the contract or implicitly specified at the time it is made available for use by the Company. In conjunction, the Company controls either directly or indirectly the operation of that asset, as well, derives substantially all the economic benefits from use of the asset.

The ROU assets have been included within in the mineral property, plant and equipment section of the consolidated financial statements (note 7). As at December 31, 2020, ROU assets had a net carrying value of $4.5 million (2019 - $5.6 million).

Amounts recognized in net earnings

The following amounts were recognized in net earnings, related to contracts that the Company applied the practical expedients of the standard:

	December 31, 2020	December 31, 2019

Interest expense on lease liabilities	0.2	0.3
Expense relating to short-term leases	5.8	2.7
Expense relating to low value assets	0.1	0.1
Expense relating to variable lease payments not included in the measurement of the lease liability	78.2	98.1
	84.3	101.2
The Company has a number of contracts that are based on variable measures, and not fixed payments. These contracts include measures such as tonnes mined, or metres developed, which exempt the contracts from recognizing the ROU asset or lease liability.

Total cash outflow for leases amount to $84.6 million for the year ended December 31, 2019 (2019 - payments of $103.3 million).